SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2002

DRUGMAX, INC.
(formerly DrugMax.com, Inc.)
(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12505 Starkey Road, Suite A
Largo, Florida 33773
(Address of principal executive offices)

Registrant’s telephone number, including area code: (727) 533-0431

Item 5.    Other Events.

On October 17, 2002, DrugMax, Inc. (the “Company”) issued a press release announcing its gross revenues for the current fiscal quarter ended September 30, 2002. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.    Financial Statements and Exhibits.

(a)  Financial Statements of Business

None.

(b)  Pro Forma Financial Information.

None.

(c)  Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated October 17, 2002.

SIGNATURE

Pursuant to the requirements of thse Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ WILLIAM L. LAGAMBA
William L. LaGamba President

Dated: October 17, 2002

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release, dated October 17, 2002.